                                                                   EXHIBIT 10.19



                        FIREARMS TRAINING SYSTEMS, INC.

                        EXECUTIVE SEVERANCE BENEFIT PLAN


1.  PURPOSE OF THE PLAN
    -------------------

     The purpose of the Firearms Training Systems, Inc. Executive Severance Benefit Plan (the "Plan") is to provide severance pay and benefits, as described below, to designated executives of Firearms Training Systems, Inc. (the "Company") whose employment with the Company terminates between October 1, 1996 and September 30, 1997. This document serves as both the Plan document and the Summary Plan Description.

2.  PARTICIPATION
    -------------

     Participation in the Plan is limited to each executive of the Company listed on Exhibit A (each such executive referred to herein as a "Participant").

3.  SEVERANCE BENEFITS
    ------------------

     Subject to Section 4 hereof, a Participant whose employment with the Company is terminated by the Company for any reason other than for Cause (as defined in the Firearms Training Systems, Inc. Stock Option Plan) prior to September 30, 1997 shall be entitled to receive severance pay in an amount calculated as follows:

     (i) With respect to a Participant whose employment is terminated by the Company for any reason other than for Cause on or prior to July 31, 1997, a lump sum amount equal to the Participant's monthly salary, multiplied by three (3).

    (ii) With respect to a Participant whose employment is terminated by the Company for any reason other than for Cause during the month of August, 1997, a lump sum amount equal to the Participant's monthly salary, multiplied by two
(2).

   (iii) With respect to a Participant whose employment is terminated by the Company for any reason other than for Cause during the month of September, 1997, a lump sum amount equal to the Participant's monthly salary.

For purposes of this Section, a Participant's "monthly salary" shall be the Participant's monthly base salary in effect at the time the Participant's employment is terminated, excluding any additives, premiums, bonuses or other adjusted amounts. The participant will receive payment in a lump sum as soon as practicable after the revocation period applicable to the waiver and release executed by the Participant in accordance with Section 4 hereof has expired. Amounts payable under this Section shall be reduced by such amount as the Company may be required under all applicable federal, state, local income or employment tax or other laws or regulations to withhold or pay over with respect to such amounts.

     A Participant shall not be entitled to any severance or separation pay or benefits other than as provided in this Plan. Except as provided in the foregoing sentence, a Participant's rights under any employee benefit plans maintained by the Company shall be determined in accordance with the provisions of such plans.

4.  WAIVER AND RELEASE
    ------------------

     A participant will not be entitled to receive the severance benefits described in Section 3 above unless he executes the waiver and release attached as Exhibit B hereto.

5.  METHOD OF FUNDING
    -----------------

     Nothing in the Plan shall be interpreted as requiring the Company to set aside any of its assets for the purpose of funding its obligation under the Plan. No person entitled to benefits under the Plan shall have any right, title or claim in or to any specific assets of the Company, but shall have the right only as a general creditor of the Company to receive benefits from the Company on the terms and conditions provided in the Plan.

6.  ADMINISTRATION OF THE PLAN
    --------------------------

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     The Plan shall be administered by the board of directors of the Company, or any designated committee thereof (the board of directors or designated committee referred to herein as the "Plan Administrator"). The Plan Administrator may delegate any administrative duties, including, without limitation, duties with respect to the processing, review, investigation, approval and payment of severance pay and provision of severance benefits, to designated individuals or committees. The Company shall be the "administrator" and a "named fiduciary" under the Plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     The Plan Administrator shall promulgate any rules and regulations necessary to carry out the purposes of the Plan or to interpret the terms and conditions of the Plan, provided, however, that no rule, regulation or interpretation shall
             --------  -------
be contrary to the provisions of the Plan. The rules, regulations and interpretations made by the Plan Administrator shall be final and binding on any employee or former employee of the Company or any successor in interest of either.

7.   CLAIMS PROCEDURE
    -----------------

     The Plan Administrator shall determine the rights of any employee or former employee of the Company to any severance benefits hereunder. The Plan Administrator has the sole and absolute power and discretionary authority to interpret and apply the provisions of this Plan to a particular circumstance, make all factual and legal determinations, construe uncertain or disputed terms and make eligibility and benefit determinations in such manner and to such extent as the Plan Administrator in his or her sole discretion may determine. Any employee or former employee of the Company who believes that he is entitled to receive severance benefits under the Plan, including severance benefits other than those initially determined by the Plan Administrator, may file a claim in writing with the Plan Administrator. No later than 90 days after the receipt of the claim the Plan Administrator shall either allow or deny the claim in writing.

     A denial of a claim, in whole or in part, shall be written in a manner calculated to be understood by the claimant and shall include the specific reason or reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure.

     A claimant whose claim is denied (or his or her duly authorized representative), may within 60 days after receipt of the denial of his or her claim, request a review upon written application to the Plan Administrator, review pertinent documents and submit issues and comments in writing.

     The Plan Administrator shall notify the claimant of his or her decision on review within 60 days after receipt of a request for review unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. Notice of the decision on review shall be in writing. The Plan Administrator's decision on review shall be final and binding on any claimant or any successor in interest.

8.   AMENDMENT OR TERMINATION OF PLAN
    ---------------------------------

     Notwithstanding anything in the Plan to the contrary, the Company, with the written consent of all of the Participants, may amend, modify or terminate this Plan; provided, however, that no amendment, modification or termination shall
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deprive any Participant of any payment or benefit that the Plan Administrator has determined is payable under the Plan.

 9.  MISCELLANEOUS
     -------------

     (A) LIMITATION ON RIGHTS. The Plan is limited to the Participants identified on Schedule A hereof, and shall have no application to any previous or subsequent workforce reductions implemented by the Company or to any other voluntary or involuntary terminations of employment.

     (B) HEADINGS. Headings of sections in this instrument are for convenience only, and do not constitute any part of the Plan.

     (C) SEVERABILITY. If any provision of this Plan or the rules and regulations made pursuant to the Plan are held to be invalid or illegal for any reason, such illegality or invalidity shall not affect the remaining portions of this Plan.

     (D) GOVERNING LAW. The Plan shall be construed and enforced in accordance with ERISA and the laws of the State of New York to the extent such laws are not preempted by ERISA.

     (E) SUCCESSORS AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of a Participant and his legal representatives, heirs and assigns. No rights, obligations or liabilities of a Participant hereunder shall be assignable without the prior written consent of the Company. In the event of the death of a Participant after termination of employment and execution of the waiver and release required by Section 4 above, but prior to receipt of severance benefits to which he is entitled hereunder, the severance pay described in Section 3 shall be paid to his estate.

     (F) PLAN YEAR. The Plan shall be administered on the twelve-month period commencing on October 1, 1996.

10.  IDENTIFICATIONS
     ---------------

Plan Sponsor...............  Firearms Training Systems, Inc.
                             7340 McGinnis Ferry Road
                             Suwanee, Georgia  30174
                             (770) 813-0180

Employer Identification
  Number of the Company      57-0777018

Plan Administrator.........  Board of Directors
                             Firearms Training Systems, Inc.
                             7340 McGinnis Ferry Road
                             Suwanee, Georgia  30174
                             (770) 813-0180

Agent for Service of
  Legal Process............  Corporate Secretary
                             Firearms Training Systems, Inc.
                             7340 McGinnis Ferry Road
                             Suwanee, Georgia  30174
                             (770) 813-0180

Plan Number................  502

Type of Plan...............  Severance Plan (Welfare Benefit Plan)

11.  ERISA RIGHTS
     ------------

     As a participant in the Plan, you are entitled to certain rights and protections under ERISA. ERISA provides that all Plan participants shall be entitled to:

          Examine, without charge, at the Plan Administrator's office at 7340 McGinnis Ferry Road Suwanee, Georgia 30174 all Plan documents and copies of all documents (if any) filed by the Plan with the U.S. Department of Labor; and

          Obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Plan Administrator may make a reasonable charge for the copies.

          In addition to creating rights for participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate the Plan, called "fiduciaries" of the Plan, have a duty to act prudently and in the interest of you and other participants and beneficiaries. No one, including your employer, your union, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining your interest in the Plan or from exercising your rights under ERISA. If your claim for a benefit from the Plan is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have your claim reviewed and reconsidered. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose and the court finds your claim to be frivolous, the court may order you to pay these costs and fees. If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.



                              FIREARMS TRAINING SYSTEMS, INC.



                              By: /s/ Scott Perekslis
                                 ------------------------------
                                 Name: Scott Perekslis
                                 Title: Vice President

                                   EXHIBIT A

                            PARTICIPATING EXECUTIVES


David A. Apseloff
Gregory F. Echols
Juan de Ledebur
Robert F. Mercredy
Robert B. Terry, Jr.

                                   EXHIBIT B

                        FIREARMS TRAINING SYSTEMS, INC.
                        EXECUTIVE SEVERANCE BENEFIT PLAN

                               WAIVER AND RELEASE

          In exchange for the severance benefits to be provided me under the Firearms Training Systems, Inc. Executive Severance Benefit Plan which I acknowledge I am not otherwise entitled to receive, I freely and voluntarily agree to this Waiver and Release.

          1. In signing this Waiver and Release, I hereby waive and release any and all claims that I may ever have had or that I now have against the following persons and organizations:

     a. Firearms Training Systems, Inc. and any of its affiliates, successors and subsidiaries; and

     b. Any and all officers, directors, employees, shareholders and agents of Firearms Training Systems, Inc. and any of its affiliates, successors or subsidiaries.

          2. I understand and agree that, in signing this document, I am waiving and releasing any and all claims of whatever nature that I may ever have had or now have against the persons and organizations listed in paragraph 1. I understand and agree that among the claims that I am waiving and releasing are the following:

     a. Claims of age discrimination in employment under the federal Age Discrimination in Employment Act;

     b. Claims of race, color, sex, national origin, and religious discrimination in employment under Title VII of the Civil Rights Act of 1964, as amended, and the Civil Rights Act of 1866, 42 U.S.C. (S) 1981, as amended;

     c. Claims of disability discrimination under the Americans with Disabilities Act;

     d. Claims of discrimination in employment under any state or local statute, ordinance, regulation, or constitution;

     e. Claims of breach of contract arising prior to the date of termination of employment, or claims of vacation or other benefits; and

     f. Any common law or statutory claims of wrongful discharge and any other common law tort or statutory claims, provided that I am not releasing any claims filed under Georgia or any other state's workers' compensation laws; and

I understand and agree that I am waiving and releasing any and all claims that I may ever have had or that I now have, regardless of their nature or origin, and that the fact that such claim is not listed in subparagraphs (a) through (f), above, does not mean that such claim is not included in this Waiver and Release.

          3. In signing this agreement, I agree and understand that this Waiver and Release will be binding not only on me but also on my heirs, administrators, and assigns with respect to the claims covered by this agreement. As of the date of my signing of this agreement, I have made no assignment of any claims against any of the persons or organizations described in paragraph 1.

          4. I hereby acknowledge that, at the time I was given this Waiver and Release, I was informed in writing by Firearms Training Systems, Inc. that I had at least 21 days in which to consider whether I would sign this Waiver and Release. I also acknowledge that, at the time I was given this Waiver and Release, I was informed in writing that I should consult with an attorney before signing this agreement. I have had an opportunity to consult with an attorney and have either had such consultations or have decided of my own free will that I will sign this agreement without consulting with legal counsel.

          5. I acknowledge that I have been informed that I may revoke my acceptance of this Waiver and Release by delivering a letter to James W. Hall, Firearms Training Systems, Inc., 7340 McGinnis Ferry Road, Suwanee, Georgia 30174 within seven days of the date I have signed this agreement. I understand that this Waiver and Release will not become effective until the eighth day following my signing of this agreement. I understand and intend that, in the event I do not revoke my acceptance of this agreement within the seven-day period described in this paragraph, this Waiver and Release will be legally binding and enforceable.



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NAME  (Print)                       SOCIAL SECURITY NUMBER



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